UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Semi-Annual Report	April 30, 2024

Investment Adviser: Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at https://www.sec.gov.

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April 30, 2024 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the six-month period ending April 30, 2024. Over the reporting period, the Fund’s Institutional Class Shares and Investor Class Shares returned 30.65% and 30.44% respectively compared to a 19.77% return for the MSCI All Country World Index (ACWI). While we monitor short term performance (such as over one quarter, six months, or one year), our investment philosophy is long term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class Shares and Investor Class Shares annualized return was 10.76% and 10.53% respectively, compared to a 8.69% annualized return for the ACWI.

Performance Review

The Global Growth Fund outperformed the MSCI ACWI Index for the six-month period ending April 30, benefiting from strong earnings growth and the rebound in growth equities more broadly.

Security selection—particularly within the U.S./Canada and within the information technology sector—was the primary driver of outperformance for the period. Sector allocation was also a contributor.

Overall, from a regional perspective, the U.S./Canada was the top relative contributor and Emerging Asia was the top detractor. From a sector perspective, information technology and health care contributed most to relative results, while materials and consumer discretionary were the sole detractors.

The top five absolute individual contributors to investment results were NVIDIA, Adyen, ASML Holding, Dexcom, and Lam Research. The top five absolute detractors were Flutter Entertainment, Sea, Aptiv, IMCD, and Nike.

During the period the Fund purchased IMCD, Bajaj Finance, and Flutter Entertainment. It sold Nihon M&A Center, Aptiv, and Sea.

The Fund’s regional and sector exposures are largely a byproduct of Sands Capital’s bottom-up investment process, and below was the portfolio positioning at the end of the period:

The U.S./Canada was the Fund’s largest absolute regional weight and Latin America was its largest regional overweight relative to the MSCI ACWI. Developed Asia was its largest underweight, and the Fund had no exposure to Eastern Europe and the Middle East & Africa.

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Information technology was the Fund’s largest absolute sector weight and consumer discretionary was its largest overweight. Consumer staples was its largest underweight, and the Fund had no exposure to consumer staples, energy, real estate, and utilities.

The companies illustrated represent a subset of holdings in the Global Growth portfolio. Individual contributors and detractors are determined using absolute contribution, which multiplies the portfolio weight for each security or group by its total return, calculated and compounded daily unless otherwise stated. Differences in account size, timing of transactions and market conditions prevailing at the time of investment may lead to different results, and clients may lose money. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Forward earnings projections are not predictors of stock price or investment performance, and do not represent past performance. Characteristics, sector exposure and holdings information are subject to change, and should not be considered as recommendations. The specific securities identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable. Upon request, a complete list of securities purchased and sold will be provided. A full list of public portfolio holdings, including their purchase dates, are available: sandscapital.com/sinceinception/. To receive a complete list of and description of the calculation methodology for the attribution analysis and complete list detailing each holding’s attribution please contact a member of the Client Relations Team at 703-562-4000.

This communication is for informational purposes only and does not constitute an offer, invitation, or recommendation to buy, sell, subscribe for, or issue any securities. The material is based on information that we consider correct, and any estimates, opinions, conclusions, or recommendations contained in this communication are reasonably held or made at the time of compilation. However, no warranty is made as to the accuracy or reliability of any estimates, opinions, conclusions, or recommendations. It should not be construed as investment, legal, or tax advice and may not be reproduced or distributed to any person.

In the United Kingdom, this communication is issued by Sands Capital Advisors — UK Ltd (“Sands UK”) and approved by Robert Quinn Advisory LLP, which is authorised and regulated by the UK Financial Conduct Authority (“FCA”). Sands UK is an Appointed Representative of Robert Quinn Advisory LLP.

This material constitutes a financial promotion for the purposes of the Financial Services and Markets Act 2000 (the “Act”) and the handbook of rules and guidance issued from time to time by the FCA (the “FCA Rules”). This material is for information purposes only and does not constitute an offer to subscribe for or purchase of any financial instrument. Sands UK neither provides investment advice to, nor receives and transmits orders from, persons to whom this material is communicated, nor does it carry on any other activities with or for such persons that constitute “MiFID or equivalent third country business” for the purposes of the FCA Rules. All information provided is not warranted as to completeness or accuracy and is subject to change without notice. This communication and any investment or service to which this material may relate is exclusively intended for persons who are Professional Clients or Eligible Counterparties for the purposes of the FCA Rules and other persons should not act or rely on it. This communication is not intended for use by any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

Definition of the Comparative Index

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,897 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries

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include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Commentary - An Earnings-Powered Recovery

Markets seem to underappreciate what we see as the significant improvements many of our portfolio businesses have made to their underlying fundamentals.

Key Points

Earnings growth drove recent investment results for our portfolios.

Waning competitive intensity and operational improvements are driving margin expansion among many of our businesses.

Valuations remain fair, and in some cases attractive, despite this improving earnings picture.

In the dynamic landscape of global equity markets, we were encouraged to see resilience and growth in the first quarter of 2024. Against a backdrop of uncertainty tied to fast-changing geopolitical factors, investor confidence seemed to be underpinned by strong fundamentals. What encourages us the most are the underlying catalysts fueling the upward trajectory. We’ve observed robust earnings growth, a widening breadth of participation, and a notable decoupling of equities from the direction of interest rates. Remarkably, growth stocks defied many expectations by flourishing even in the face of elevated yields on the 10-year Treasury note.

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We would be remiss if we neglected to acknowledge the so-called Magnificent Seven, the group of leading technology companies whose performance serves as a barometer for the broader market. Contrary to the uniformity observed in 2023, when these constituents appeared to move in lockstep, the first quarter unveiled dispersion within the group.

Importantly, growing disparities in their fundamental outlooks drove the divergent trajectories.

This nuanced break underscores the direction and sustainability of earnings growth. That key component is what matters for long-term investors like us, and what is so often overlooked in the short term.

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Source: FactSet. The Magnificent Seven is vernacular for a group of mega-cap stocks that are the largest weights in major stock indexes, such as the S&P 500 Index, Russell 1000 Index and MSCI ACWI. It is used to refer to the set of seven big technology stocks: NVIDIA, Meta Platforms, Amazon, Microsoft, Alphabet, Apple, and Tesla. The chart is for illustrative purposes only and is not intended to represent the performance of any Sands Capital holdings or strategy. These seven stocks do not represent an index, and this chart should not be used for comparison purposes as it does not present a fair and balanced representation of any particular investment or strategy. . Six-Month Earning Revisions represent the six-month percentage change in consensus estimates for earnings per share in the current unreported year (i.e., FY1). YTD Return reflects the individual security return from 12/31/23 through 3/31/24. Change in LT Exp. Growth Rate measures the percentage point change in FY3 vs. FY0 consensus earnings per share estimates over the trailing six months.

Earnings power is ultimately what we care most about at Sands Capital, given our business owner’s approach to investing. We don’t necessarily dwell on the day-to-day or even quarter-to-quarter swings in the market. Instead, we focus on the 30 to 50 businesses that we own in each portfolio and the influences on their earnings power. The market’s seeming reorientation to micro from macro has begun to reward our fundamentally oriented approach. But there’s still a way to go, in our view. As we close the first quarter, we want to draw attention to the specific improvements in the underlying fundamentals of many portfolio businesses that the market may not yet fully appreciate.

One of the clearest ways we have found to highlight this fundamental improvement is through our exposure to unprofitable businesses. Exhibit 3 shows our Global Growth strategy’s exposure to loss-making businesses since 2021’s third quarter, and each of our portfolios has followed a similar trajectory. This decline isn’t window dressing; we haven’t simply swapped unprofitable businesses for profitable ones. Instead, many of the businesses we own have begun to report positive results, as competitive intensity has fallen, and operational improvements have yielded margin-boosting efficiencies. Importantly, this improvement in profitability hasn’t come at the expense of growth.

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Source: FactSet. All data as of 3/31/24 unless otherwise indicated. For illustrative purposes only. Values are those of the Global Growth Equity Composite. Earnings yield is the consensus non-GAAP (generally accepted accounting principles) earnings-per-share estimate over the next 12 months divided by the current share price. Forward earnings projections are not predictors of stock price or investment performance and do not represent past performance. Characteristics, sector exposure, and holdings information are subject to change and should not be considered as recommendations.

Our portfolios continue to feature higher earnings growth potential than their respective benchmarks.

Throughout 2022 as equities sold off globally, investors questioned the financial health of many of our high-conviction businesses. Unprofitable or barely profitable businesses were among our largest detractors from investment results. During that period, clients frequently asked why we continued to own these businesses, if they’d ever make money, and if they were broken growth stories. After re-underwriting all our businesses, we concluded that in most cases, their stocks had become disconnected from their fundamentals, that they were on a path to profitability, and that patience would ultimately be rewarded.

We aren’t claiming success, but we are encouraged by the progress these businesses have made in achieving profitability across our portfolios.

The fundamental improvement we’ve seen across our businesses—both profitable and unprofitable— has yielded attractive investment results across our strategies. These results have largely been driven by earnings growth, unlike the returns of the broader market, which have benefitted more from multiple expansion.

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Source: FactSet. Chart uses monthly data as of 3/31/24. P/E expansion is the change in next 12 months’ P/E multiple. Inception date is 12/31/08. Returns are cumulative and calculated monthly. The investment results shown are net of advisory fees and expenses and reflect the reinvestment of dividends and any other earnings. The investment results are those of the Global Growth Equity Composite. Net of fee performance was calculated by reducing Global Growth Equity Composite’s monthly gross return by 1/12 of the highest applicable annual fee of 0.85%. The MSCI ACWI is unmanaged, does not reflect the reinvestment of dividends and is not subject to fees and expenses typically associated with managed accounts or investment funds. Sands Capital may invest in securities not covered by the Index. Past performance is not indicative of future results. GIPS Reports found here.

Real-world Examples

DoorDash—the market-leading food delivery platform in the United States—is a prime example of this fundamental improvement. While not yet profitable, its net margin has significantly grown over the past four years, and we expect continued expansion through at least 2028.

We believe three interconnected elements are driving the business’ margin inflection: falling competitive intensity, improving unit economics, and new product expansion.

-

Falling competitive intensity: DoorDash’s market share nearly doubled since 2019. The end of “free money” has driven rationalization, discouraging new entrants from entering the market and attracting customers through discounts and other perks. As competition has rationalized, the existing market leaders entrenched their positions, which we believe has made it even less appealing for new entrants.

-

Improving unit economics: Stronger competitive positioning has resulted in less of a need to discount or engage in aggressive marketing tactics, which has improved the bottom line. Meanwhile, order frequency and engagement with the DoorDash application has increased, and the infrastructure has also improved. More route density and better technology—leading to faster deliveries and fewer errors—have all contributed to making each order more profitable.

-	New products: DoorDash’s infrastructure improvements have narrowed the losses from new products. New products have helped drive order volumes and, in time,

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should also contribute to earnings, because they’re layered onto an existing infrastructure and thus come with high incremental margins. When we first purchased DoorDash, we didn’t view it merely as a food-delivery app, but as a local logistics network. We’re beginning to see that expectation play out, and the most recent example was the partnership announced with home-improvement retailer Lowe’s in early April. Exhibit 5 illustrates these improvements and their results.

Sources: YipitData for U.S. market share; Sands Capital estimates for unit economics; DoorDash for new products; and FactSet for 2019 and 2023 net margin; Sands Capital estimate for 2028 net margin. Data as of 12/31/23. MAUs represents monthly active users. New Vertical refers to DoorDash services outside of core restaurant delivery. 2028 Est. represents Sands Capital’s estimate for 2028.

This story of underappreciated fundamental improvement isn’t unique to the United States. MercadoLibre—Brazil’s market-leading ecommerce provider—has also experienced a combination of falling competitive intensity and operational improvements. We estimate that MercadoLibre’s market share in Brazil has grown from 30 percent in 2021 to 40 percent in 2023, driven by a combination of its improving logistics services and the country’s high interest rates, which have crippled competitors.

This improved competitive position, along with a growing contribution from advertising revenue, has driven operating leverage. The business re-achieved profitability by GAAP standards in 2021. Between 2021 and 2023, its revenue doubled, and its operating income grew fourfold. From here, we expect revenue to grow threefold by 2029, with an over seven times increase in operating income.

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This isn’t just a technology-related story. India’s HDFC Bank further extended its market leadership through last year’s merger with mortgage-lender Housing Development Finance, resulting in its holding 16 percent market share of India’s financial system, versus 11 percent pre-merger. While still smaller than the State Bank of India, HDFC Bank is India’s largest private-sector bank by market share and is two-to-three times larger across key operating metrics than its closest private-sector peer.

The merger gives HDFC Bank increased scale, extends its distribution footprint, and completes its product portfolio. The key benefits we expect to see from its stronger market position over the medium to long term include better funding, improved cross-sell opportunities, and operating leverage. Overall, it supports a lower cost of operation and structurally higher profitability than its peers, which is a source of competitive edge in banking in terms of pricing and customer franchise (acquisition, cross-selling, and retention.)

Financial Strength Underpins Earnings Potential

Our businesses, on average, feature net cash positions and high structural margins. These characteristics help enable them to invest to fortify their competitive positions, resulting in higher long-term earnings potential.

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For illustrative purposes only. All charts cover the period 3/31/14 to 3/31/24. Values are those of the Global Growth Equity Composite. Net Capital Reinvestment (as % of Sales) quantifies the percentage of sales that’s retained for growth investment purposes. It is calculated as growth capital expenditure (i.e., capital expenditure minus depreciation) plus R&D, minus dividends and net capital issuance, all divided by sales. The index represented will differ in characteristics, holdings, and sector weightings from that of the Global Growth portfolio. The types of businesses that meet our criteria are typically found in sectors levered to consumers, health care, and technology. Similarly, we expect the portfolio to be underweight the more cyclical businesses found in sectors, such as energy and materials.

Compelling Valuations

So why are these businesses underappreciated? One would think that improving fundamental outlooks on top of firm financial foundations would command premium valuations. However, our portfolios offer compelling valuations, given their earnings-led rise. In the case of Global Growth, the portfolio traded just modestly above the MSCI ACWI on a growth-adjusted basis at the end of the first quarter (Exhibit 7), despite significant earnings growth potential, durability, and financial strength.

At a company level, this valuation dynamic is even more apparent, with a significant portion of the portfolio trading at a lower forward price-to-earnings ratio (P/E) at the end of 2024’s first quarter than at the beginning of 2023.

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Source: FactSet. For illustrative purposes only. “P/E to Exp. EPS Growth Ratio” is the NTM P/E ratio divided by the expected STM earnings growth for the portfolio and index. The calculation is inclusive of loss-making companies. “P/E” is price-earnings ratio. “NTM” is next 12 months. “STM” is “second 12 months,” a weighted average of Fiscal Year 2 and Fiscal Year 3 estimates. This enables the comparison of companies with different fiscal year-ends and smooths the effect of near-term distortion caused by events, such as the coronavirus pandemic. STM growth is calculated as a percentage difference in the portfolio’s or benchmark’s weighted average NTM and STM earnings yield (estimated earnings per share/current price). Past performance is not indicative of future results. Growth estimates are not predictors of stock price or investment performance and do not represent past performance. You should not assume that any investment is or will be profitable. The MSCI ACWI is unmanaged, does not reflect the reinvestment of dividends and is not subject to fees and expenses typically associated with managed accounts or investment funds. Sands Capital may invest in securities not covered by the Index.

Appreciating the Underappreciated

Jim Grant, who founded Grant’s Interest Rate Observer, famously said “The key to successful investing is having everyone agree with you—later.” At Sands Capital, we have another saying that works well with Grant’s. We believe that “You must be there, not be getting there.”

In other words, active investors need to own the right businesses for their clients when the fundamentals and potential of these businesses are strong but before their stock prices fully reflect that potential. To do that, we have to see what the market is missing, which today are these underappreciated improving fundamentals.

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Disclosures

The investment results are those of the Global Growth Equity Composite as of 3/31/2024. Returns over one year are annualized. The investment results shown are net of advisory fees and expenses and reflect the reinvestment of dividends and any other earnings. Net of fee performance was calculated by reducing the monthly gross composite return by 1/12 of the highest applicable annual fee of 0.85%. Past performance is not indicative of future results. The MSCI ACWI is unmanaged, does not reflect the reinvestment of dividends and is not subject to fees and expenses typically associated with managed accounts or investment funds. Sands Capital may invest in securities not covered by the Index.

The views expressed are the opinion of Sands Capital and are not intended as a forecast, a guarantee of future results, investment recommendations or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. GIPS Reports found sandscapital.com/docs/sands%20capital%20gips%20report.pdf/?inline=true.

All investments are subject to market risk, including the possible loss of principal. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional and economic developments. The strategy’s growth investing style may become out of favor, which may result in periods of underperformance. In addition, the strategy is concentrated in a limited number of holdings. As a result, poor performance by a single large holding of the strategy would adversely affect its performance more than if the strategy were invested in a larger number of companies.

Company logos and website images are used for illustrative purposes only and were obtained directly from the company websites. Company logos and website images are trademarks or registered trademarks of their respective owners and use of a logo does not imply any connection between Sands Capital and the company.

Global Growth takes an unconstrained approach to seeking the best growth businesses anywhere. With the research team free to scour all pockets of the world incubating new ideas, the Global Growth strategy taps into the power of sustainable competitive advantages in both developed and emerging markets.

The MSCI ACWI captures large- and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,939 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000®. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The S&P 500 The S&P 500®tracks the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

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Unless otherwise noted, the companies identified represent a subset of current holdings in Sands Capital portfolios and were selected on an objective basis to illustrate examples of market-share leaders in their respective geographies and industries. DoorDash is the largest food-delivery holding across Sands Capital strategies; HDFC Bank is our largest financial services holding in emerging markets; and MercadoLibre is our largest holding in Latin America.

As of 31 March, 2024, Alphabet, Amazon, DoorDash, HFDC Bank, MercadoLibre, Meta Platforms, Microsoft, and NVIDIA were holdings in Sands Capital strategies. All companies mentioned were for illustrative purposes only.

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SECTOR WEIGHTINGS †:

†  Percentages based on total investments.

Schedule of Investments

Common Stock — 97.8%

	SHARES	VALUE

Argentina — 4.0%
MercadoLibre *	39,093	$57,024,959

Canada — 2.6%
Shopify, Cl A *	515,873	36,214,285

Germany — 1.7%
Zalando *	896,347	23,453,189

India — 8.3%
Asian Paints	546,712	18,805,763
Bajaj Finance	224,336	18,609,168
HDFC Bank	1,746,957	31,725,780
Titan	1,098,490	47,133,268

		116,273,979

Japan — 3.8%
Keyence	123,000	54,091,693

Netherlands — 10.6%
Adyen *	35,704	42,773,441
ASML Holding, Cl G	90,959	79,358,999
IMCD	177,048	26,712,073

		148,844,513

The accompanying notes are an integral part of the financial statements.

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Common Stock — continued

	SHARES	VALUE

Switzerland — 2.9%
Sika	143,927	$40,941,703

United Kingdom — 2.2%
Flutter Entertainment *	170,068	31,676,866

United States — 61.7%
Airbnb, Cl A *	90,246	14,310,308
Align Technology *	69,090	19,509,634
Alphabet, Cl A *	301,319	49,048,707
Alphabet, Cl C *	59,332	9,768,420
Amazon.com *	448,092	78,416,100
Atlassian, Cl A *	154,143	26,558,839
Axon Enterprise *	176,538	55,372,909
Block, Cl A *	476,704	34,799,392
Cloudflare, Cl A *	301,753	26,373,212
Dexcom *	480,250	61,179,048
DoorDash, Cl A *	313,659	40,543,562
Edwards Lifesciences *	183,964	15,576,232
Entegris	312,417	41,526,468
iRhythm Technologies *	183,536	20,111,875
Lam Research	56,634	50,654,016
Netflix *	83,158	45,790,121
NIKE, Cl B	355,481	32,796,677
NVIDIA	111,667	96,482,521
Okta, Cl A *	378,499	35,192,837
Repligen *	122,924	20,184,121
Snowflake, Cl A *	165,490	25,684,048
Visa, Cl A	255,364	68,593,324

		868,472,371

Total Common Stock

(Cost $826,432,990)		1,376,993,558

Total Investments— 97.8%

(Cost $826,432,990)		$1,376,993,558

Percentages are based on Net Assets of $1,408,227,977.
*	Non-income producing security.

Cl — Class

The accompanying notes are an integral part of the financial statements.

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The following is a summary of the level of inputs as of April 30, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Argentina	$57,024,959	$—	$—	$57,024,959

Canada	36,214,285	—	—	36,214,285

Germany	—	23,453,189	—	23,453,189

India	—	116,273,979	—	116,273,979

Japan	—	54,091,693	—	54,091,693

Netherlands	79,358,999	69,485,514	—	148,844,513

Switzerland	—	40,941,703	—	40,941,703

United Kingdom	31,676,866	—	—	31,676,866

United States	868,472,371	—	—	868,472,371

Total Common Stock	1,072,747,480	304,246,078	—	1,376,993,558

Total Investments in Securities	$1,072,747,480	$304,246,078	$—	$1,376,993,558

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $826,432,990)	$1,376,993,558
Cash and Cash Equivalents	39,615,067
Foreign Currency, at Value (Cost $9,185)	9,197
Dividend Receivable	433,399
Foreign Tax Reclaim Receivable	294,475
Receivable for Capital Shares Sold	69,530
Prepaid Expenses	32,790

Total Assets	1,417,448,016

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,984,684
Payable due to Investment Adviser	1,015,528
Payable for Capital Shares Redeemed	1,007,797
Payable due to Administrator	100,027
Audit Fees Payable	7,907
Shareholder Servicing Fees Payable	7,423
Trustee Fees Payable	5,996
Chief Compliance Officer Fees Payable	2,876
Other Accrued Expenses	87,801

Total Liabilities	9,220,039

Net Assets	$1,408,227,977

Net Assets Consist of:
Paid-in Capital	$923,204,841
Total distributable earnings	485,023,136

Net Assets	$1,408,227,977

Net Asset Value Per Share —
Institutional Class Shares ($1,384,647,734 ÷ 46,872,177 shares)*	$29.54

Net Asset Value Per Share —
Investor Class Shares ($23,580,243 ÷ 820,188 shares)*	$28.75

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
For the Six Months Ended April
30, 2024 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$2,004,951
Interest Income	1,126,975
Less: Foreign Taxes Withheld	(72,518)

Total Investment Income	3,059,408

Expenses
Investment Advisory Fees	5,909,324
Administration Fees	585,682
Shareholder Servicing Fees - Investor Class Shares	27,432
Trustee Fees	11,956
Chief Compliance Officer Fees	3,547
Transfer Agent Fees	65,792
Custodian Fees	28,337
Registration Fees	21,047
Legal Fees	20,256
Audit Fees	18,502
Printing Fees	13,067
Insurance and Other Expenses	23,938

Total Expenses	6,728,880

Less:
Fees Paid Indirectly	(22,925)

Net Expenses	6,705,955

Net Investment Loss	(3,646,547)

Net Realized Gain (Loss) on:
Investments (Net of Foreign Capital Gains Tax on Appreciated Securities of $(1,768,815))	37,169,861
Foreign Currency Transactions	(50,247)

Net Realized Gain	37,119,614

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	310,316,838
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(5,635)
Foreign Capital Gains Tax on Appreciated Securities	809,745

Net Change in Unrealized Appreciation (Depreciation)	311,120,948

Net Gain on Investments, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	348,240,562

Net Increase in Net Assets Resulting from Operations	$344,594,015

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:

Net Investment Loss	$(3,646,547)	$(6,320,182)

Net Realized Gain (Loss)	37,119,614	(6,200,889)

Net Change in Unrealized Appreciation (Depreciation)	311,120,948	78,651,929

Net Increase in Net Assets Resulting from Operations	344,594,015	66,130,858

Capital Share Transactions:

Institutional Class Shares

Issued	69,536,505	83,992,747

Redemption Fees (see Note 2)	2,029	29,508

Redeemed	(125,434,113)	(292,476,651)

Net Institutional Class Shares Transactions	(55,895,579)	(208,454,396)

Investor Class Shares

Issued	2,726,598	1,604,900

Redemption Fees (see Note 2)	—	3,533

Redeemed	(1,882,521)	(3,976,571)

Net Investor Class Shares Transactions	844,077	(2,368,138)

Net Decrease in Net Assets from Capital Share Transactions	(55,051,502)	(210,822,534)

Total Increase (Decrease) in Net Assets	289,542,513	(144,691,676)

Net Assets:

Beginning of Period/Year	1,118,685,464	1,263,377,140

End of Period/Year	$1,408,227,977	$1,118,685,464

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Share Transactions:

Institutional Class Shares

Issued	2,572,583	3,566,107

Redeemed	(4,395,663)	(12,481,457)

Net Institutional Class Shares Transactions	(1,823,080)	(8,915,350)

Share Transactions:

Investor Class Shares

Issued	93,531	67,776

Redeemed	(67,190)	(171,051)

Net Investor Class Shares Transactions	26,341	(103,275)

Net Decrease in Shares Outstanding	(1,796,739)	(9,018,625)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period

	Institutional Class Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Period/Year	$22.61	$21.60	$46.72	$34.86	$26.64	$24.16

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.07)	(0.12)	(0.17)	(0.32)	(0.21)	(0.13)
Net Realized and Unrealized Gain (Loss)	7.00	1.13	(20.10)	13.46	10.03	4.59

Total from Investment Operations	6.93	1.01	(20.27)	13.14	9.82	4.46

Dividends and Distributions from:
Net Investment Income	—	—	—	—	(0.02)	(0.02)
Net Realized Gains	—	—	(4.85)	(1.28)	(1.58)	(1.96)

Total Dividends and Distributions	—	—	(4.85)	(1.28)	(1.60)	(1.98)

Redemption Fees^	—	—	—	—	—	—

Net Asset Value, End of Period/Year	$29.54	$22.61	$21.60	$46.72	$34.86	$26.64

Total Return††	30.65%	4.68%	(47.86)%	38.39%	38.62%	20.43%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$1,384,648	$1,101,192	$1,244,453	$2,754,537	$2,027,252	$1,374,673
Ratio of Expenses to Average Net Assets	0.96%**	0.97%	0.95%	0.95%	0.96%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.96%**	0.97%	0.95%	0.95%	0.96%	0.97%
Ratio of Net Investment Loss to Average Net Assets	(0.52)%**	(0.49)%	(0.59)%	(0.78)%	(0.70)%	(0.51)%
Portfolio Turnover Rate	11%***	15%	21%	32%	23%	34%

^	See Note 2 in the Notes to the Financial Statements.
**	Annualized
***	Not annualized
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year/Period

	Investor Class Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Asset Value, Beginning of Period/Year	$22.04	$21.09	$45.78	$34.24	$26.22	$23.85

Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)	(0.17)	(0.25)	(0.43)	(0.26)	(0.18)
Net Realized and Unrealized Gain (Loss)	6.82	1.12	(19.62)	13.22	9.86	4.51

Total from Investment Operations	6.71	0.95	(19.87)	12.79	9.60	4.33

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	—	—	(4.85)	(1.28)	(1.58)	(1.96)

Total Dividends and Distributions	—	—	(4.85)	(1.28)	(1.58)	(1.96)

Redemption Fees^	—	—	0.03	0.03	—	—

Net Asset Value, End of Period/Year	$28.75	$22.04	$21.09	$45.78	$34.24	$26.22

Total Return††	30.44%	4.50%	(47.91)%	38.15%	38.39%	20.13%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$23,580	$17,493	$18,924	$35,978	$20,171	$15,868
Ratio of Expenses to Average Net Assets	1.21%**	1.20%	1.15%	1.15%	1.16%	1.17%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.22%**	1.20%	1.15%	1.15%	1.16%	1.17%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%**	(0.72)%	(0.78)%	(0.98)%	(0.89)%	(0.72)%
Portfolio Turnover Rate	11%***	15%	21%	32%	23%	34%

^	See Note 2 in the Notes to the Financial Statements.
**	Annualized
***	Not annualized
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 26 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional Class Shares and Investor Class Shares which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confident interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held. Such securities are classified as Level 2 in the fair value hierarchy.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the six months ended April 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2024, the Fund did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Cash and Cash Equivalents — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the six months ended April 30, 2024, Institutional Class Shares had $2,029 of redemption fees and the Investor Class Shares did not have any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2024, the Fund incurred $585,682 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2024, the Investor Class Shares incurred 0.23% of average daily net assets or $27,432 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SS&C Global Investor & Distribution Solutions, Inc. serves as transfer agent and dividend disbursing agent for the Fund under the transfer agency agreement with the Trust. For the six months ended April 30, 2024, the Fund earned cash management credits of $22,925 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 31, 2025. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of April 30, 2024, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the six months ended April 30, 2024, the Fund made purchases of $140,948,719 and sales of $217,736,212 in investment securities other than in-kind transactions, long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2023	$—	$—	$—
2022	—	290,165,096	290,165,096

As of October 31, 2023, the components of Distributable Earnings on a tax basis were as follows:

Current Year Late-Year Ordinary Loss Deferral	$(6,158,612)
Unrealized Appreciation	170,905,002
Other Temporary Differences	87
Capital Loss Carryforwards	(24,317,356)

Total Net Distributable Earnings	$140,429,121

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2023 through October 31, 2023. For the tax year ended October 31, 2023, the Fund elected to treat qualified ordinary late year loss of $(6,158,612), as arising in the following fiscal year.

As of October 31, 2023, the Fund has short term capital losses carried forward of $21,485,153, and long term capital losses carried forward of $2,832,203.

For Federal income tax purposes, the cost of securities owned at October 31, 2023, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at April 30, 2024, were as follows:

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
April 30, 2024 (Unaudited)

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$826,432,990	$605,997,829	$(55,437,261)	$550,560,568

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Derivatives Risk — The Fund’s use of foreign exchange forwards and market access products (including Participatory Notes and Low Exercise Price Warrants) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

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April 30, 2024 (Unaudited)

Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Large Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

10.	Concentration of Shareholders:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

At April 30, 2024, 53% of Institutional Class Shares outstanding were held by three shareholders and 85% of Investor Class Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2024.

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THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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April 30, 2024

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2023 to April 30, 2024).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return

Institutional Shares	$1,000.00	$1,306.50	0.96%	$5.51

Investor Shares	1,000.00	1,304.40	1.21	6.93

Hypothetical 5% Return

Institutional Shares	$1,000.00	$1,020.09	0.96%	$4.82

Investor Shares	1,000.00	1,018.85	1.21	6.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 27–28, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of

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the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously

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concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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Sands Capital Global Growth Fund

c/o SS&C Global Investor & Distribution Solutions, Inc.

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-1500

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date: July 8, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date: July 8, 2024